SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant's Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

On August 14, 2002, Carl C. Gregory, III, chief executive officer, and Barry R. Barkley, chief financial officer, of Encore Capital Group, Inc. submitted written certifications to the Securities and Exchange Commission relating to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the written certifications are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein solely for purposes of this Item 9.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	August 21, 2002	By /s/ Barry R. Barkley
Barry R. Barkley
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1

Written certification of the Chief Executive Officer of Encore Capital Group, Inc., dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, submitted herewith solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K.

99.2

Written certification of the Chief Financial Officer of Encore Capital Group, Inc., dated August 13, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, submitted herewith solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K.